COLLATERAL ASSIGNMENT OF PROJECT DOCUMENTS, PERMITS AND PLANS – COI PROJECT

THIS ASSIGNMENT (the "Assignment") is made and entered into this 15 day of April ___, 2005 by and among NEC-EPS Holding, LLC, a Delaware limited liability company ("NEC-EPS Holding"), Lynn Energy Center, LLC, a Delaware limited liability company ("Lynn Energy"), Franklin Energy Center, LLC, a Delaware limited liability company ("Franklin Energy"), and COI Energy Center, LLC, a Delaware limited liability company ("COI Energy" and, collectively with NEC-EPS Holding, Lynn Energy and Franklin Energy, the "Borrowers") and Banknorth, N.A., a national banking institution (the "Lender").

WHEREAS, the Lender has entered into a Loan Agreement of even date herewith with NEC-EPS Holding, Lynn Energy, Franklin Energy and COI Energy (the "Loan Agreement") pursuant to which the Lender has agreed to make a construction loan to the Borrowers in the amount of up to $8,027,000.00 (the "Loan") to finance the construction and installation of three cogeneration projects;

WHEREAS, Lynn Energy will be constructing a cogeneration facility at 626 Lynnway, Lynn, Massachusetts (the "Lynn Project"), Franklin Energy will be constructing a cogeneration facility at 1199 West Central Street, Franklin, Massachusetts (the "Franklin Project") and COI Energy will be constructing a cogeneration facility at 18275 Arenth, City of Industry, California (the "COI Project") (collectively, the "Projects");

WHEREAS, as evidence of the indebtedness incurred under the Loan, the Borrowers have executed and delivered to the Lender a Promissory Note of even date herewith, (the "Promissory Note"), payment of which is secured by all of the assets of the Borrowers, including the collateral described in this Assignment;

WHEREAS, the execution and delivery of this Assignment is a condition precedent to the performance by the Lender of its obligations under the Loan Documents; and

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein which are not otherwise defined in this Assignment shall have the meanings given in the Loan Agreement. All terms defined in the Uniform Commercial Code of the **State of California** (the "State") and used without definition in this Assignment shall have the same meanings herein as specified in such Uniform Commercial Code.

2. Assignment of Project Documents.

2.1. Assignment. The Borrowers hereby pledge and collaterally assign and grant to the Lender to secure the payment of all Indebtedness and the payment and performance in full of all Obligations (as such terms are defined in the Loan Agreement),

a security interest in all right title and interest of the Borrowers in and to the following properties, assets and rights, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

(a) All contracts and agreements entered into by the Borrowers relating to the design, installation, construction and operation of the **COI Project**, now existing or hereafter arising or entered into (the "Project Documents"), including, without limitation, the contracts and agreements listed on Schedule A attached hereto, as each may be amended, supplemented, restated or otherwise modified from time to time, including, without limitation (A) all rights of the Borrowers to receive moneys due and to become due under or pursuant to the Project Documents, (B) all rights of the Borrowers to enforce and receive proceeds of any performance or payment bond, letter of credit, insurance, indemnity, warranty or guaranty with respect to the Project Documents, (C) all claims of the Borrowers for damages arising out of or for breach of or default under the Project Documents and (D) all rights of the Borrowers to take any action to terminate, amend, supplement, modify or waive performance of the Project Documents, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(b) All permits, licenses and approvals issued to the Borrowers in connection with the construction, installation and operation of the **COI Project**, now existing or issued during the term of this Assignment (the "Project Permits and Approvals"), including, without limitation, the permits, licenses and approvals listed on Schedule B attached hereto, as each may be amended, supplemented, restated or otherwise modified from time to time, including, without limitation (A) all rights of the Borrowers to construct and install machinery and equipment, and to operate the **COI Project** in the manner set forth in the Project Documents and Project Plans, and (B) all rights of the Borrowers to take any action to amend, supplement or modify of the Project Permits and Approvals; and

(c) All plans and specifications prepared in connection with the construction, installation and operation of the **COI Project**, together with any reports, appraisals and studies prepared in connection with such Project, now existing or developed during the term of this Assignment (collectively, the "Project Plans"), including, without limitation, the plans and specifications attached to the EPC Agreement by and between COI Energy and Energy and Power Solutions dated on or about the date of this Agreement, as the same may be updated, amended, supplemented and revised or otherwise modified from time to time.

2.2. Other Security Documents. Concurrently herewith the Borrowers are executing and delivering to the Lender the Security Agreement pursuant to which the Borrowers are granting a security interest in, assigning and pledging to the Lender certain assets and properties of the Borrowers. The provisions of this Assignment are supplemental to the provisions of the Security Agreement, and nothing contained in this Assignment shall derogate from any of the rights and remedies of the Lender under the Security Agreement with respect to the Collateral. The remedies set forth in this

Agreement are in addition to the rights and remedies available to the Lender under the Security Agreement.

3. Title to Collateral, etc. The Borrowers hereby represent that **COI Energy** is the sole owner of the Collateral, and that it owns such Collateral free from any adverse Lien (except for the pledge and assignment of the Collateral hereunder). The other Borrowers join in this Assignment to assignment any interest they may have, now or in the future, in any Collateral, including without limitation, Project Documents, Project Permits and Approvals and Project Plans created, entered into, developed or otherwise arising after the date of this Agreement. None of the obligors in respect of any of the Project Documents is a governmental authority subject to the Federal Assignment of Claims Act.

4. Continuous Perfection; Consents to Assignment. Each of the Borrowers represent and warrant to the Lender that such Borrower's exact legal name, type of organization and jurisdiction of organization is as set forth in the preamble to this Agreement. No Borrower will change such office, or the name, identity or corporate structure of such Borrower in any manner, without providing at least 30 days prior written notice to the Lender. The Borrowers have obtained and provided to the Lender executed originals of all consents to this Assignment from each of the parties to the Project Documents, and agrees to obtain such consents from each future or successor party to the Project Documents.

5. No Other Liens. Except for the security interest herein granted, the Borrowers shall be the owners of the Collateral free from any Lien, and the Borrowers shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender. The Borrowers shall not pledge, mortgage or create, or suffer to exist a Lien in the Collateral in favor of any person other than the Lender, for the benefit of the Lender.

6. No Transfers; No Modification of Project Documents. The Borrowers will not sell or offer to sell or otherwise transfer or assign the Collateral or any interest therein. The Borrowers will not modify, amend, alter, change, cancel or terminate any of the Project Documents except to the extent permitted by the Loan Agreement.

7. Performance by the Borrowers.

(a) Notwithstanding the pledge and assignment of the Project Documents pursuant to this Assignment, at all times during the term of this Assignment the Borrowers will observe and perform all obligations to be observed and performed by the Borrowers under the Project Documents and will do all things necessary and proper to keep the Project Documents in full force and effect at all times, except as otherwise permitted by the Loan Agreement.

(b) Notwithstanding the pledge and assignment of the Project Permits and Approvals pursuant to this Assignment, at all times during the term of this Assignment the Borrowers will observe and perform all obligations to be observed and performed by the Borrowers under the Project Permits and Approvals and will do all things necessary

and proper to keep the Project Permits and Approvals in full force and effect at all times, except as otherwise permitted by the Loan Agreement.

8. No Duties of Lender.

(a) The Borrowers specifically acknowledge and agree that the Lender has not assumed, nor shall have any responsibility for, any obligation or liability under any of the Project Documents by reason of or arising out of this Assignment or the receipt by the Lender of any payment relating to any of the Project Documents or the Collateral. The Lenders shall not be obligated in any manner to perform any of the obligations of the Borrowers under or pursuant to any of the Project Documents, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of any of the Project Documents or as to the sufficiency of any performance by any party under such Project Document, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amount to which the Lender may be entitled at any time or times. The Borrowers, jointly and severally, hereby agree to indemnify the Lender and hold it harmless with respect to any and all claims by any Person relating to the Borrowers' performance obligations under the Project Documents; provided that such indemnity shall not extend to any actions taken by the Lender pursuant to its step-in rights with respect to the Project Documents.

(b) The Borrowers specifically acknowledge and agree that the Lender has not assumed, nor shall have any responsibility for, any obligation or liability under any of the Project Permits and Approvals by reason of or arising out of this Assignment or the receipt by the Lender of any payment relating to any of the Project Permits and Approvals. The Lenders shall not be obligated in any manner to perform any of the obligations of the Borrowers under or pursuant to any of the Project Permits and Approvals, to make inquiry as to the nature or sufficiency of any performance under such Project Permits and Approvals by the Borrowers, any contractor, consulting engineer, or any party to any of the Project Documents. The Borrowers, jointly and severally, hereby agree to indemnify the Lender and hold it harmless with respect to any action or claim by any governmental or regulatory authority in connection with the Project Permits and Approvals; provided that such indemnity shall not extend to any actions taken by the Lender pursuant to its step-in rights with respect to the Project Documents.

9. Lender's Cure Rights under Project Documents. The Borrowers shall provide written notice of this Assignment to each other party to each of the Project Documents, directing such party to provide written notice of any default under such Project Document to the Lender at the address set forth herein. If the Lender receives a notice from any such party that a default has occurred under any Project Document, or if the Lender otherwise becomes aware of any default under any of the Project Documents on the part of the Borrowers for any reason, then, the Lender may, at its option, and without waiving or releasing the Borrowers from their obligations under such Project Document, this Assignment or any of the Obligations, and without waiving any right it may have to declare a default under any of the Loan Documents, take any and all action it deems necessary or appropriate to cure such default without prior notice to or consent of the Borrowers. The Borrowers agree to reimburse the Lender on demand, and agree that the Lender

may exercise its set off rights under the Loan Agreement, for any and all expenditures so made (including all necessary or incidental costs and expenses in connection therewith, including attorneys fees) to cure any default under any of the Project Documents, together with interest thereon at the rate set forth for interest after default in the Loan Documents.

10. Lender's Rights as to Permits and Approvals. In the event that Borrowers or any one of them receives a notice of violation or other written notice from any governmental or regulatory authority with jurisdiction over the **COI Project**, including without limitation any issuer of any of the Project Permits and Approvals, the Borrowers shall promptly notify the Lender and deliver a copy any such notice. If the Lender receives a notice of violation, termination or other adverse action by an issuer of any of the Project Permits and Approvals, or if the Lender otherwise becomes aware of any adverse action by an issuer of any of the Project Permits and Approvals that is reasonably likely to have a Project Material Adverse Effect (as such term is defined in the Loan Agreement), then, the Lender may, at its option and sole discretion, and without waiving or releasing the Borrowers from their obligations under such permit or approval, and without waiving any right it may have to declare a default under any of the Loan Documents, take any and all action it deems necessary or appropriate to cure such violation or otherwise maintain such permits and approvals in full force and effect. The Borrowers agree to reimburse the Lender on demand, and agree that the Lender may exercise its set off rights under the Loan Agreement, for any and all expenditures so made (including all necessary or incidental costs and expenses in connection therewith, including attorneys fees) to remedy any violation under any of the Project Permits and Approvals, together with interest thereon at the rate set forth for interest after default in the Loan Documents.

11. Further Assurances; Consents. The Borrowers, at their own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code and (ii) obtaining governmental and other third party consents and approvals. At Lender's request, Borrower shall cause any other party to any of the Project Documents to execute an Consent and Acknowledgement with respect to Lender's rights under this Agreement in form and substance reasonably satisfactory to the Lender.

12. Limited Power of Attorney.

12.1 Appointment and Powers of Lender. Effective upon acceleration of the Loan pursuant to written notice of the Lender to any of the Borrowers, the Borrowers hereby irrevocably constitute and appoint the Lender and any officer or Lender thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrowers or in the Lender's own name, for the purpose of carrying out the terms of this Assignment, to take any and all appropriate action and to execute any and all documents and instruments, and take such other actions as may be necessary or appropriate to accomplish the purposes of this Assignment and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrowers, without notice to or assent by

the Borrowers, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Borrowers' expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Assignment, all as fully and effectively as the Borrowers might do, including, without limitation, actions contemplated in Sections 9 and 10 of this Agreement, and the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of assignments or other instruments of conveyance or transfer with respect to such Collateral. The Lender shall not be deemed to have taken any action pursuant to the power of attorney granted in this provision except to the extent that it specifically executes a document or otherwise takes action in the name of a Borrower as its "attorney in fact."

12.2 Ratification by Borrowers. To the extent permitted by law, the Borrowers hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

12.3 No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect the interests of the Lenders in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or Lenders shall be responsible to the Borrowers for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

13. Default. Any one or more of the following events shall constitute an "Event of Default" under this Assignment: (a) any representation or warranty made my any of the Borrowers shall have been untrue or materially misleading at the time made, (b) any default by any of the Borrowers of the covenants or other performance obligations under this Assignment, and (c) the occurrence of any Event of Default under the Promissory Note, the Loan Agreement or any other Loan Document.

14. Remedies; Step-In Rights.

14.1 General Remedies. Upon the occurrence of any Event of Default, the Lender may, without notice to or demand upon the Borrowers, take any one or more of the following actions: (a) enforce the rights and remedies of a secured party under the Uniform Commercial Code, (b) take any and all actions contemplated in Sections 9 and 10 hereof or otherwise contained in this Agreement, (c) exercise the Step-In Rights granted to the Lender pursuant to Section 14.2 hereof after giving notice in accordance with such provision, or (d) exercise any other rights or remedies available under any of the other Loan Documents or otherwise available to the Lender at law or in equity.

14.2 Step-In Rights. Upon the occurrence of any Event of Default, the Lender may, by written notice delivered to the parties to any one or more of the Project Documents, notify such parties that it is exercising its rights under this Assignment to assume the rights and obligations of the Borrower or Borrowers who are party to such Project Document (which assumption shall not terminate, alter or reduce Borrower's obligations thereunder), and, thereafter, without requirement of notice or consent of any other party, Lender shall be entitled to exercise all rights, remedies, suits and claims that were held by the Borrowers (or any one or more of them) under such Project Document, including, without limitation (a) all rights of the Borrowers to receive moneys due and to become due under or pursuant to such Project Document, (b) all rights of the Borrowers to enforce and receive proceeds of any performance or payment bond, letter of credit, insurance, indemnity, warranty or guaranty with respect to such Project Document, (c) all claims of the Borrowers for damages arising out of or for breach of or default under such Project Document, (d) all rights of the Borrowers to take any action to terminate, amend, supplement, modify or waive performance under such Project Document, and (e) all other rights to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

14.3 No Release. The exercise by the Lender of any of the rights or remedies hereunder shall not release the Borrowers from any of its duties or obligations under the Project Documents or the Project Permits and Approvals, or any other obligations included in the Collateral unless expressly assumed by the Lender in writing.

14.4 Reimbursement. The Borrowers agree to reimburse the Lender on demand, and agree that the Lender may exercise its set off rights under the Loan Agreement, for any and all costs, expenditures and damages incurred or suffered by the Lender in connection with the exercise of its remedies under this Assignment or under any of the other Loan Documents (including all necessary or incidental costs and expenses in connection therewith, including attorneys fees), together with interest thereon at the rate set forth for interest after default in the Loan Documents.

14.5 Remedies Not Exclusive. The Lenders rights and remedies under this Agreements shall be in addition to all other rights and remedies pursuant to any agreements of the Borrowers in favor of or assigned to and held by the Lender or pursuant to applicable law or otherwise.

15. No Waiver, etc. The Borrowers waive demand, notice, protest, notice of acceptance of this Assignment, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrowers assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the

preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

16. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Assignment and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Lender hereunder and of the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Borrowers hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Assignment or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrowers hereby irrevocably waive the benefits of all such laws.

17. Proceeds of Dispositions; Expenses. The Borrowers shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is set forth in the Loan Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Borrowers, and the Borrowers shall remain liable for any deficiency in the payment of the Obligations.

18. Overdue Amounts. Until paid, all amounts due and payable by the Borrowers hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal of the Loan Agreement.

19. Governing Law; Consent to Jurisdiction. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE DETERMINED WITHOUT REFERENCE TO CONFLICTS OR CHOICE OF LAWS.

20. Waiver of Jury Trial. THE BORROWERS WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS

HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrowers waive any right which they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrowers (i) certify that the Lender and any representative, Lender or attorney of the Lender have not represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledge that, in entering into the Loan Agreement and the other Loan Documents, the Lenders is relying upon, among other things, the waivers and certifications contained in this Section 20.

21. Notices. All notices, demands, requests and other communications required under this Agreement shall be in writing and shall be given to any one or more of the Borrowers at the addresses set forth below, or to such other address as may be designated by the recipient in a written notice delivered to the other parties.

If to one or more of the Borrowers:

c/o New Energy Capital Corp.,
890 Winter Street, Suite 170,
Waltham, Massachusetts 02451,
Attention: Daniel Goldman, CFO

If to Lender:

Banknorth, N.A.
21 Elm Street, Woodstock, Vermont 05091,
Attention: William E. Kidder
A copy of any notice to Lender shall be sent to Lender's counsel, Thomas H. Moody, Downs Rachlin Martin PLLC, P.O. Box 190, Burlington, Vermont 05402-0190.

22. Miscellaneous. The headings of each section of this Assignment are for convenience only and shall not define or limit the provisions thereof. This Assignment and all rights and obligations hereunder shall be binding upon the Borrowers and its respective successors and permitted assigns, and shall inure to the benefit of the Lender, and its successors and assigns. If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Assignment shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrowers acknowledge receipt of a copy of this Assignment.

IN WITNESS WHEREOF, the parties have executed this Assignment of Project Documents as of the date first above written.

BORROWERS:

NEC-EPS HOLDING, LLC

By: [signature]
Name: Daniel P. Goldman
Title: President

LYNN ENERGY CENTER, LLC

By: [signature]
Name: Daniel P. Goldman
Title: President

FRANKLIN ENERGY CENTER, LLC

By: [signature]
Name: Daniel P. Goldman
Title: President

COI ENERGY CENTER, LLC

By: [signature]
Name: Daniel P. Goldman
Title: President

LENDER:
BANKNORTH, N.A.

By: [signature]
Name: William E. Kidder
Title: Vice-President

Schedule A

COI Project

Project Documents

(a) the Engineer, Procure, Construct Agreement by and Between COI Energy Center, LLC and Energy and Power Solutions, Inc., dated March 2, 2005, as amended;
(b) the Amended and Restated Cogeneration Energy Purchase Agreement between COI Energy Center, LLC and Morningstar Foods, L.L.C. a Delaware Limited Liability Company, dated March 22, 2005;
(c) the Management Services Agreement between Energy and Power Solutions, Inc. and COI Energy Center, dated April 7, 2005;
(d) the Asset Management Agreement between NEC DG II, L.L.C. and COI Energy Center, dated April 7, 2005.

Schedule B

Project Permits and Approvals

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

Page 1
Application No.
439653

Granted as of 04/15/2005
ID 143396

Legal Owner or Operator: COI ENERGY CENTER, LLC
940 S COAST DR, SUITE 100
COSTA MESA, CA 92626

Equipment Location: 18275 ARENTH AVE, CITY OF INDUSTRY, CA 91748

Equipment Description :

INTERNAL COMBUSTION ENGINE, COGENERATION, GE JENBACHER, MODEL JGS 616.GS-N.L, SERIAL NO. 3442163, NATURAL GAS, LEAN BURN, FOUR CYCLE, TURBOCHARGED AND AFTERCOOLED, RATED AT 2841 B.H.P. DRIVING AN ELECTRICAL GENERATOR.

Conditions :

1. OPERATION OF THIS EQUIPMENT SHALL BE CONDUCTED IN ACCORDANCE WITH ALL DATA AND SPECIFICATIONS SUBMITTED WITH THE APPLICATION UNDER WHICH THIS PERMIT IS ISSUED UNLESS OTHERWISE NOTED BELOW.
2. THIS EQUIPMENT SHALL BE PROPERLY MAINTAINED AND KEPT IN GOOD OPERATING CONDITION AT ALL TIMES.
3. THIS EQUIPMENT SHALL NOT BE OPERATED UNLESS IT IS VENTED TO AN AIR POLLUTION CONTROL SYSTEM WHICH IS IN FULL USE AND HAS BEEN ISSUED A PERMIT TO OPERATE BY THE EXECUTIVE OFFICER.
4. THIS EQUIPMENT SHALL COMPLY WITH RULE 1110.2.
5. THIS EQUIPMENT SHALL COMPLY WITH MONITORING AND RECORD KEEPING REQUIREMENTS OF RULE 1110.2(F)(1) AS OUTLINED BELOW:

   A. THE ENGINE SHALL HAVE AN OPERATIONAL NON-RESETTABLE TOTALIZING TIME METER (DISPLAY READING SHALL BE READILY AVAILABLE) TO DETERMINE THE ENGINE ELAPSED OPERATING TIME.

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

B. PROVIDE SOURCE TEST INFORMATION REGARDING THE EXHAUST GAS, SPECIFICALLY FOR NOX, VOC REPORTED AS NON-METHANE & NON-ETHANE, AND CO CONCENTRATIONS (CONCENTRATIONS IN PPM BY VOLUME, CORRECTED TO 15 PERCENT OXYGEN ON DRY BASIS) AT LEAST ONCE EVERY THREE YEARS. IF THE ENGINE HAS NOT BEEN OPERATED WITHIN THREE MONTHS OF THE DATE A SOURCE TEST IS REQUIRED, THE SOURCE TEST SHALL BE CONDUCTED WHEN THE ENGINE RESUMES OPERATION FOR A PERIOD LONGER THAN EITHER SEVEN CONSECUTIVE DAYS OR 15 CUMULATIVE DAYS OF OPERATION. THE OWNER / OPERATOR OF THE ENGINE SHALL KEEP SUFFICIENT OPERATING RECORDS TO DEMONSTRATE THAT IT MEETS THE REQUIREMENTS FOR EXTENSION OF THE SOURCE TESTING DEADLINES. THE SOURCE TEST METHOD AND TESTING AVERAGING TIME SHALL BE SPECIFIED PER RULE 1110.2 (G).

C. MAINTAIN A MONTHLY OPERATING ENGINE LOG THAT INCLUDES:

I TOTAL HOURS OF OPERATION
II TYPE OF LIQUID AND/OR TYPE OF GASEOUS FUEL
II FUEL CONSUMPTION (CUBIC FEET OF GAS OR GALLONS OF LIQUID) AND,
IV CUMULATIVE HOURS OF OPERATION SINCE THE LAST SOURCE TEST REQUIRED IN SUBPARAGRAPH (F)(1)(D). THE LOG SHALL BE AVAILABLE FOR INSPECTION AT ANY TIME.

6. THIS EQUIPMENT SHALL COMPLY WITH MONITORING AND RECORD KEEPING REQUIREMENTS OF RULE 1110.2(F)(1) AS OUTLINED BELOW:

A. INSTALL, OPERATE AND MAINTAIN IN CALIBRATION A NOX CONTINUOUS EMISSION MONITORING SYSTEM (CEMS) TO DEMONSTRATE COMPLIANCE WITH THE EMISSION LIMITS OF THIS RULE. CEMS SHALL MEET THE REQUIREMENTS DESCRIBED IN 40 CFR PART 60, PARTICULARLY THOSE IN APPENDIX B, SPEC. 2 AND APPENDIX F, AS WELL AS THE REPORTING REQUIREMENTS OF CFR PART 60.7(C), 60.7(D) AND 60.13, AND SHALL INCLUDE EQUIPMENT THAT MEASURES AND RECORDS NOX EXHAUST GAS CONCENTRATIONS AND NOX MASS EMISSIONS RATE (LB/HR), CORRECTED TO 15% OXYGEN ON A DRY BASIS.

B. A DATA ACQUISITION SYSTEM SHALL BE INSTALLED AND MAINTAINED

7. THE ENGINE EMISSIONS SHALL NOT EXCEED THE FOLLOWING LIMITS (EXCEPT FOR A COLD START-UP NOT TO EXCEED 45 MINUTES:

COMPOUND	PPMV@15% O2 (DRY), 60 MINUTE AVE TIME
VOLATILE ORGANIC COMPOUNDS(VOC)	25
NITROGEN OXIDES	9
CARBON MONOXIDE	33

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

8. THE OPERATOR OR CONTRACTOR IN-CHARGE OF EQUIPMENT OPERATION SHALL FOLLOW A MAINTENANCE PROGRAM TO ENSURE THAT THE EMISSIONS FROM THE ENGINE WILL CONTINUE TO COMPLY WITH THE LIMITS IN CONDITION NO. 6. THE MAINTENANCE PROGRAM SHALL INCLUDE, BUT NOT BE LIMITED TO, THE FOLLOWING PROCEDURES:

   A. PERIODIC TESTING OF CO EMISSIONS USING A PORTABLE ANALYZER. EMISSION READINGS SHALL BE TAKEN AT THE POST-CATALYST EXHAUST EVERY MINUTE FOR 45 MINUTES (THAT IS, THREE CONSECUTIVE 15-MINUTE READINGS). THE TESTS SHALL BE CONDUCTED WHEN THE ENGINE IS OPERATING AT NORMAL CONDITIONS AND SHALL BE DONE AT LEAST ONCE EVERY THREE MONTHS BY THE OPERATOR OR BY AN INDEPENDENT LABORATORY IN ACCORDANCE WITH THE PORTABLE ANALYZER MANUFACTURER'S SPECIFICATIONS.

   B. INITIATION OF DIAGNOSTIC MAINTENANCE PROCEDURES, AS SPECIFIED BY THE ENGINE MANUFACTURER, WHEN THE OPERATOR DETECTS A STEADY RISE IN ANY OF THE NOX (FROM CEMS), OR CO EMISSION READINGS TAKEN IN (A). THE OPERATOR SHALL DETERMINE THE CAUSE OF THE EMISSION INCREASE AND TAKE THE NECESSARY ACTIONS TO MITIGATE EMISSIONS.

RECORDS OF THE ABOVE MAINTENANCE PROCEDURES SHALL BE KEPT IN FILE AND BE MADE AVAILABLE FOR INSPECTION ANY TIME.

9. ALL RECORDS REQUIRED BY THIS PERMIT SHALL BE RETAINED AT THE FACILITY FOR 24 MONTHS, AND SHALL BE MADE AVAILABLE TO ANY DISTRICT REPRESENTATIVE UPON REQUEST.

AQMD

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

Page 4
Application No.
439659

Approval or denial of this application for permit to operate the above equipment will be made after an inspection to determine if the equipment has been constructed in accordance with the approved plans and specifications and if the equipment can be operated in compliance with all Rules of the South Coast Quality Management District.

Please notify ROY OLIVARES JR at (909) 396 - 2208 when construction of equipment is complete.

This Permit to Construct is based on plans, specifications, and data submitted as it pertains to the release of air contaminants and control measures to reduce air contaminants. No approval or opinion concerning safety and other factors in design, construction or operation of equipment is expressed or implied.

This Permit to Construct shall serve as a temporary Permit to operate provided the Executive Officer is given prior notice of such intent to operate.

This Permit to Construct will become invalid if the permit to Operate is denied or if the application is cancelled. This PERMIT TO CONSTRUCT SHALL EXPIRE ONE YEAR FROM THE DATE OF ISSUANCE unless an extention is granted by the Executive Officer.

DMB/RO01

By__________________
DORRIS M.BAILEY
Principal office Assistant

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

AQMD

PERMIT TO CONSTRUCT

Page 1
Application No.
439660

Granted as of 04/15/2005
ID 143396

Legal Owner
or Operator: COI ENERGY CENTER, LLC
940 S COAST DR, SUITE 100
COSTA MESA, CA 92626

Equipment Location: 18275 ARENTH AVE, CITY OF INDUSTRY, CA 91748

Equipment Description :

AIR POLLUTION CONTROL SYSTEM CONSISTING OF

1. SELECTIVE CATALYTIC REDUCTION, STEULER, MODEL SBM 11008, 12'-0" H. X 5'-0" W X 5'-0" L, WITH A HONEYCOMB TYPE CATALYST BED, 8 BLOCKS X 8 BLOCKS ACROSS BY 3 LAYERS DEEP, TOTAL OF 192 BLOCKS, 2646 POUNDS
2. OXIDATION CATALYST, 8 BLOCKS X 8 BLOCKS ACROSS X 2 ROWS DEEP, TOTAL OF 128 BLOCKS, 882 POUNDS.
3. FEEDBACK CLOSED LOOP CONTROL SYSTEM, WITH UREA DOSING UNIT, UREA INJECTORS, A GAS MIXER, AN SERVOMAX NO ANALYZER (MEASURING NO PPMV, DRY) AND AUTOMATIC UREA/NOX MOLAR RATIO CONTROLLER, AN INTERCONNECTING UREA STORAGE SYSTEM; 2500 GALLON CAPACITY.
4. DATA GATHERING AND RETRIEVAL UNIT
5. CONTINUOUS EMISSIONS MONITORING SYSTEM (CEMS) AT THE OUTLET OF THE EXHAUST STACK
6. EXHAUST SYSTEM VENTING ONE INTERNAL COMBUSTION ENGINE

Conditions :

1. OPERATION OF THIS EQUIPMENT SHALL BE CONDUCTED IN ACCORDANCE WITH ALL DATA AND SPECIFICATIONS SUBMITTED WITH THE APPLICATION UNDER WHICH THIS PERMIT IS ISSUED UNLESS OTHERWISE NOTED BELOW.
2. THIS EQUIPMENT SHALL BE PROPERLY MAINTAINED AND KEPT IN GOOD OPERATING CONDITION AT ALL TIMES.
3. THE NOX CONTINUOUS EMISSIONS MONITOR (CEMS) AND UREA FEED CONTROL SYSTEM SHALL BE IN FULL OPERATION WHENEVER THE SCR SYSTEM IS IN OPERATION.
4. THIS SYSTEM SHALL BE IN OPERATION WHENEVER THE ENGINE IT IS VENTING IS IN OPERATION, EXCEPT AS OTHERWISE NOTED IN THIS PERMIT.

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

Page 2
Application No.
439668

5. THIS EQUIPMENT SHALL BE INSPECTED AND MAINTAINED PER MANUFACTURER'S SPECIFICATIONS. RECORDS SHALL BE MAINTAINED OF THE INSPECTIONS AND MAINTENANCE OF THIS EQUIPMENT, SHALL BE KEPT FOR AT LEAST TWO YEARS AND MADE AVAILABLE TO DISTRICT PERSONNEL UPON REQUEST.

6. SAMPLING PORTS SHALL BE INSTALLED AT THE INLET AND OUTLET OF THE SELECTIVE CATALYTIC REDUCTION SYSTEM.

7. THE UREA INJECTION SYSTEM SHALL BE OPERATED WHENEVER THE SCR IS IN OPERATION, EXCEPT DURING ENGINE COLD START-UP, NOT TO EXCEED 45 MINUTES. A COPY OF THE NOX CONTROL ALGORITHM SHALL BE ATTACHED TO THE PERMIT.

8. THE OPERATOR SHALL INSTALL AND MAINTAIN A DIFFERENTIAL PRESSURE GAUGE (DISPLAY READING SHALL BE READILY AVAILABLE) TO ACCURATELY INDICATE THE DIFFERENTIAL PRESSURE DROP ACROSS THE SCR. THE DISPLAY OF THE DIFFERENTIAL PRESSUE GAUGE SHALL BE IN INCHES OF WATER COLUMN (W.C.)

9. THE OPERATOR SHALL INSTALL AND MAINTAIN A TEMPERATURE GAUGE TO ACCURATELY INDICATE THE TEMPERATURE IN DEGREES FAHRENHEIT AT THE INLET AND OUTLET OF THE SCR.

10. THE UREA INJECTION SYSTEM SHALL BE OPERATED WHENEVER THE SCR INLET TEMPERATURE IS ABOVE 560 DEGREES FAHRENHEIT. THE UREA/NO MOLAR RATIO SHALL NOT EXCEED 1.50

11. THE PRESSURE DROP ACROSS THE SCR AND OXIDATION BED SHALL NOT EXCEED 10 INCHES W.C.

12. THE MINIMUM TEMPERATURE OF THE ENGINE EXHAUST AT THE INLET OF THE SELECTIVE CATALYTIC REDUCTION (SCR) UNIT SHALL BE AT LEAST 560 DEGREES FAHRENHEIT. THE PERIOD DURING WHICH THE TEMPERATURE OF EXHAUST GASES ENTERING THE SCR UNIT IS LESS THAN 560 DEGREES FAHRENHEIT, SHALL NOT EXCEED 45 MINUTES FOR EACH COLD START-UP.

13. THE TEMPERATURE OF THE EXHAUST GASES ENTERING THE SCR UNIT SHALL NOT EXCEED 960 DEGREES FAHRENHEIT.

14. THE HOURLY AVERAGE AMMONIA CONCENTRATION AT THE EXIT OF THE SCR UNIT SHALL NOT EXCEED 10 PPMV CORRECTED TO 15% OXYGEN, EXCEPT DURING ENGINE COLD START-UP NOT TO EXCEED 45 MINUTES.

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

AQMD

PERMIT TO CONSTRUCT

15. A DATA ACQUISITION SYSTEM SHALL BE INSTALLED AND MAINTAINED TO RECORD THE FOLLOWING:

    A. THE DATE AND TIME.
    B. THE HOURS OF OPERATION.
    C. THE 60 MINUTE AVERAGE NO CONCENTRATION AT THE OUTLET OF THE SCR CATALYST TO 15% OXYGEN ON A DRY BASIS.
    D. THE UREA INJECTION RATE (GAL/HR)
    E. INLET AND OUTLET TEMPERATURE OF THE SCR.
    E. THE ENGINE KW OUTPUT.

16. NO MONITOR SHALL BE INSTALLED AND MAINTAINED TO MEASURE THE NO CONCENTRATION AT THE OUTLET OF THE SCR CATALYST. THE NO MONITOR SHALL BE MAINTAINED AND OPERATED IN ACCORDANCE WITH MANUFACTURER'S RECOMMENDATIONS. RECORDS OF ALL CALIBRATIONS AND MAINTENANCE SHALL BE KEPT FOR AT LEAST TWO YEARS AND BE MADE AVAILABLE TO DISTRICT PERSONNEL UPON REQUEST.

17. THE AMMONIA SLIP SHOULD BE TESTED AT LEAST ONCE PER YEAR. THE AMMONIA SLIP TEST SHALL BE DONE USING AN APPROVED DISTRICT TEST METHOD. THE AVERAGING TIME SHALL BE DETERMINED BY THE DISTRICT. THE TEST LOCATION SHALL BE THE OUTLET OF THE SCR SYSTEM. RECORDS OF THE AMMONIA SLIP TEST SHALL BE KEPT FOR AT LEAST TWO YEARS AND BE MADE AVAILABLE TO DISTRICT PERSONNEL UPON REQUEST.

18. THE OWNER OR OPERATOR OF THIS EQUIPMENT SHALL CONDUCT A SOURCE TEST TO DEMONSTRATE COMPLIANCE WITH EMISSION LIMITS IN CONDITION 7 OF APPLICATION NO. 439659, UNDER THE FOLLOWING CONDITIONS:

    A. A SOURCE TEST PROTOCOL (TWO COPIES) SHALL BE SUBMITTED FOR THE EXECUTIVE OFFICER'S REVIEW AND APPROVAL AT LEAST 60 DAYS PRIOR TO COMMENCEMENT OF TESTING.

    B. THE SOURCE TEST SHALL BE CONDUCTED WITHIN 60 DAYS AFTER ACHIEVING MAXIMUM OPERATING CONDITIONS, BUT NO LATER THAN 180 DAYS AFTER INITIAL START-UP UNLESS OTHERWISE APPROVED IN WRITING BY THE EXECUTIVE OFFICER.

    C. THE SOURCE TEST SHALL BE PERFORMED WHEN THE ENGINE IS OPERATING AT MAXIMUM, NORMAL, AND LOW LOADS TO VERIFY COMPLIANCE WITH NOX, CO, VOC AND AMMONIA EMISSION LIMITS SPECIFIED BY CONDITION 5 OF THE ENGINE PERMIT (A/N 439659).

    D. THE AQMD ENGINEER SHALL BE NOTIFIED AT LEAST 14 DAYS PRIOR TO TESTING.

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

E. TWO COMPLETE COPIES OF SOURCE TEST REPORTS SHALL BE SUBMITTED TO THE DISTRICT ENGINEER IDENTIFIED ON THE PERMIT TO CONSTRUCT (ADDRESSED TO SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT, 21865 COPLEY DRIVE, DIAMOND BAR, CA 91765-4178, ATTENTION DISTRICT ENGINEER IDENTIFIED ON THE PERMIT TO CONSTRUCT) WITHIN 45 DAYS AFTER THE TEST.

F. A TESTING LABORATORY CERTIFIED BY THE CALIFORNIA AIR RESOURCES BOARD IN THE REQUIRED TEST METHODS FOR CRITERIA POLLUTANT TO BE MEASURED, AND IN COMPLIANCE WITH DISTRICT RULE 304 (NO CONFLICT OF INTEREST) SHALL CONDUCT THE TEST.

G. SAMPLING FACILITIES SHALL COMPLY WITH THE DISTRICT GUIDELINES FOR CONSTRUCTION OF SAMPLING AND TESTING FACILITIES, PURSUANT TO RULE 217.

19. THE OWNER OR OPERATOR OF THIS EQUIPMENT SHALL CONDUCT A SOURCE TEST TO DEMONSTRATE COMPLIANCE WITH EMISSION LIMITS IN CONDITION 7 OF APPLICATION NO. 439659, THE TEST SHALL DETERMINE THE FOLLOWING:

A. THE EMISSION CONCENTRATIONS IN PPMV AT 15% OXYGEN ON A DRY BASIS AT THE OUTLET OF THE SCR SYSTEM FOR OXIDES OF NITROGEN, NON-METHANE NON-ETHANE ORGANIC GASES, CARBON MONOXIDE AND AMMONIA

B. THE UREA USAGE AND AMMONIA SLIP AT EACH LOAD.

C. THE UREA/NOX MOLAR RATIO.

D. THE ENGINE LOADS, IN HORSEPOWER (KW), DURING THE TESTING PERIOD.

E. THE FUEL CONSUMPTION, IN STANDARD CUBIC FEET PER HOUR DURING THE TESTING PERIOD.

F. ENGINE EFFICIENCY AT EACH OPERATING LOAD

G. THE SCFM AND ACFM AT THE OUTLET OF THE SCR SYSTEM.

H. THE OXYGEN CONTENT OF THE EXHAUST GASES EXITING THE SCR SYSTEM.

I. THE SOURCE TESTS SHALL BE CONDUCTED BY USING THE FOLLOWING METHODS:

POLLUTANT	METHOD	AVERAGING TIME
NOX	EPA TEST METHOD 20 OR DISTRICT METHOD 100.1	1 HR
CO	EPA TEST METHOD 10 OR DISTRICT METHOD 100.1	1 HR
VOC	EPA TEST METHOD 25 OR DISTRICT METHOD 25.1*	1 HR
NH3	DRAFT METHOD 207.1 OR APPROVED DISTRICT METHOD	APPROVED TIME

SAMPLE

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
21865 East Copley Drive, Diamond Bar, CA 91765

PERMIT TO CONSTRUCT

Page 5
Application No.
439668

OR ANY OTHER SOUREC TEST METHOD APPROVED
BY THE SCAQMD
* EXCLUDING METHANE-ETHANE

Approval or denial of this application for permit to operate the above equipment will be made after an inspection to determine if the equipment has been constructed in accordance with the approved plans and specifications and if the equipment can be operated in compliance with all Rules of the South Coast Quality Management District.

Please notify ROY OLIVARES JR at (909) 396 - 2208 when construction of equipment is complete.

This Permit to Construct is based on plans, specifications, and data submitted as it pertains to the release of air contaminants and control measures to reduce air contaminants. No approval or opinion concerning safety and other factors in design, construction or operation of equipment is expressed or implied.

This Permit to Construct shall serve as a temporary Permit to operate provided the Executive Officer is given prior notice of such intent to operate.

This Permit to Construct will become invalid if the permit to Operate is denied or if the application is cancelled. This PERMIT TO CONSTRUCT SHALL EXPIRE ONE YEAR FROM THE DATE OF ISSUANCE unless an extention is granted by the Executive Officer.

DMB/RO01

By________________
DORRIS M.BAILEY
Principal office Assistant

SAMPLE

Schedule C

Project Plans

See EPC Agreement

BTV.432917.8